Exhibit 10.2

SPS COMMERCE, INC.
REGISTRATION RIGHTS AGREEMENT
(Amended and Restated April 10, 2007)

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page i

SPS COMMERCE, INC.
REGISTRATION RIGHTS AGREEMENT
(Amended and Restated April 10, 2007)
     This Amended and Restated Registration Rights Agreement (“Agreement”) is entered into as of April 10, 2007 (the “Effective Date”), by and among SPS Commerce, Inc., a Delaware corporation (the “Company”), the investors listed on Exhibit A (each an “Investor”) and the stockholders on Exhibit A (each a “Stockholder”).
Preliminary Statements
     A. On the Effective Date the Company filed a Fifth Amended and Restated Certificate of Incorporation authorizing shares of Series A Convertible Preferred Stock, $.001 par value (“Series A Preferred Stock”), Series B Convertible Preferred Stock, $.001 par value (“Series B Preferred Stock”), and Series C Convertible Preferred Stock, $.001 par value (“Series C Preferred Stock,” and collectively with the Series A Preferred Stock and Series B Preferred Stock, the “Preferred Stock”).
     B. Pursuant to the terms and conditions of that certain Series C Convertible Preferred Stock Purchase Agreement, by and among the Company and certain of the Investors, dated as of the date hereof (the “Stock Purchase Agreement”), such Investors purchased Series C Preferred Stock.
     C. Certain of the Investors and the Company are parties to that certain Fourth Amended and Restated Registration Rights Agreement, dated as of May 16, 2003, as amended (the “2003 Registration Rights Agreement”), that provides for certain registration rights as set forth therein.
     D. It is a condition to the closing of the transactions contemplated by the Stock Purchase Agreement that the parties enter into this Agreement, and that this Agreement will amend, supersede and restate in its entirety the 2003 Registration Rights Agreement.
     E. The 2003 Registration Rights Agreement may be amended only by a written agreement executed by the Company and the holders of at least 66.67% of the issued and outstanding Series A Preferred Stock and the holders of at least 66.67% of the issued and outstanding Series B Preferred Stock.
     F. The Company, the holders of at least 66.67% of the issued and outstanding Series A Preferred Stock, and the holders of 66.67% of the issued and outstanding Series B Preferred Stock desire to amend and restate the 2003 Registration Rights Agreement to provide such contractual rights to the Series C Preferred Stock as set forth herein.
Terms and Conditions
     In consideration of the mutual covenants and agreements contained in this Agreement and the Stock Purchase Agreement, and intending to be legally bound, the parties hereto agree as follows:
     Section 1. Definitions. As used in this Agreement, and in addition to other terms defined herein, the following terms have the meanings indicated below or in the referenced sections of this Agreement:
          “2003 Purchase Agreement” means the Series B Convertible Preferred Stock Purchase Agreement, by and among the Company and the purchasers listed therein, dated as of May 16, 2003, as from time to time amended in accordance with the provisions thereof.
          “2006 Purchase Agreement” means the Series B Convertible Preferred Stock Purchase Agreement, by and among the Company and the purchasers listed therein, dated as of February 21, 2006, as from time to time amended in accordance with the provisions thereof.

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          “Business Day” means any day other than a Saturday, Sunday or public holiday or the equivalent for banks under the laws of the States of Minnesota or Indiana.
          “Common Stock” means the Company’s common stock, $.001 par value per share, as the same may be constituted from time to time.
          “Demand Registration” has the meaning set forth in Section 3(a).
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same may be in effect at the time.
          “Exchange Agreement” means the Preferred Stock Exchange Agreement, by and among the Company and the investors listed therein, dated as of May 16, 2003, as from time to time amended in accordance with the provisions thereof.
          “Initial Public Offering” means the first primary offering of Common Stock to the public by the Company registered pursuant to the Securities Act.
          “Majority of the Registrable Securities” means 51% or more of the Registrable Securities being registered, unless the text of this Agreement indicates that it is 51% or more of the Registrable Securities then issued and outstanding.
          “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a government entity or any department, agency, or political subdivision thereof.
          “Piggyback Registration” has the meaning set forth in Section 4(a).
          “Preferred Stock” means the Company’s Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.
          “Pro rata basis” means with respect to each Investor (or Stockholder if applicable) the ratio determined by dividing (i) the number of Registrable Securities (on an as-if-converted to Common Stock basis) then held by such Investor (or Stockholder if applicable) by (ii) the aggregate number of outstanding Registrable Securities (on an as-if-converted to Common Stock basis).
          “Registrable Securities” means (a) the Common Stock issued or issuable upon conversion of the Preferred Stock acquired by the Investors pursuant to the Exchange Agreement, the 2003 Purchase Agreement, the 2006 Purchase Agreement and the Stock Purchase Agreement; (b) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Preferred Stock; (c) any other shares of Common Stock that the Investors have the right to acquire or do acquire upon conversion of shares of Preferred Stock or other equity or debt securities of the Company issued or acquired pursuant to any current or future agreement between or among any of the Investors and the Company or any current stockholder of the Company; (d) any shares of Common Stock otherwise acquired by the Investors; and (e) the shares of Common Stock held by the Stockholders as of the date of this Agreement (including shares of Common Stock issuable upon the conversion or exercise of any warrant, right, or option currently held by any Stockholder), but as to the shares subject to this phrase (e), only in connection with the Piggyback Registration rights provided for in Section 4, and any other rights or obligations of the Stockholders provided herein to effectuate Stockholders’ rights under Section 4.
          “Registration Expenses” has the meaning set forth in Section 7.
          “SEC” means the United States Securities and Exchange Commission (or any other federal agency at that time administering the Securities Act).

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          “Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same may be in effect at the time.
          “Underwritten registration” or “underwritten offering” means a registration in which securities of the Company are sold pursuant to a firm commitment underwriting.
     Section 2. Securities Subject to this Agreement.
          (a) Registrable Securities. The securities entitled to the benefits of this Agreement are Registrable Securities. A Registrable Security ceases to be entitled to the benefits of this Agreement when it is registered under the Securities Act and disposed of in accordance with the registration statement covering it.
          (b) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever that Person owns, directly or beneficially, or has the right to acquire Registrable Securities, disregarding any legal restrictions upon the exercise of that right.
     Section 3. Demand Registration.
          (a) Requests for Registration. At any time after the completion of an Initial Public Offering, the holders of the Registrable Securities may demand that the Company register all or part of their Registrable Securities under the Securities Act (a “Demand Registration”) on Forms S-1 or S-3 (or similar forms then in effect) promulgated by the SEC under the Securities Act. Within ten days after receipt of a demand, the Company will notify in writing all holders of Registrable Securities of the demand. Any holder who wants to include his, her or its Registrable Securities in the Demand Registration must notify the Company within ten Business Days of receiving the notice of the Demand Registration. Except as provided in this Section 3, the Company will include in all Demand Registrations all Registrable Securities for which the Company receives timely written demands for inclusion. All demands made pursuant to this Section 3(a) must specify the number of Registrable Securities to be registered (that may not be less than 20% in the aggregate of the then outstanding Registrable Securities on a fully diluted basis, including Registrable Securities issued upon conversion of the then-outstanding Preferred Stock) and the intended method of disposing of the Registrable Securities.
          (b) Number of Demand Registrations. The Company is obligated to effect up to four Demand Registrations pursuant to this Section 3, including two that may be Demand Registrations on Form S-1 (or any successor form).
          (c) Form of Registration. The Demand Registration will be on Form S-3 whenever the Company is permitted to use the form, unless the holders of a Majority of the Registrable Securities or the underwriter reasonably request registration on an expanded form; provided, however, that no more than two Demand Registrations will be on Form S-1. The Company will use its reasonable best efforts to qualify for registration on Form S-3.
          (d) Registration Expenses. The Company will pay all Registration Expenses for the Demand Registrations. A registration initiated as a Demand Registration for which the Company pays the Registration Expenses will not count (i) toward the limit on Demand Registrations set forth in Section 3(b) or (ii) for the purposes of the first sentence of this Section 3(d) until it becomes effective and at least 50% of all of the Registrable Securities included in that registration have actually been sold.
          (e) Selection of Underwriters. The holders of a majority of the Registrable Securities requested to be included in a Demand Registration may select the investment banker(s) and manager(s) that will administer the offering, as long as the investment banker(s) and the manager(s) are reasonably satisfactory to the Company. The Company will enter into a customary underwriting agreement with those investment banker(s) and manager(s).
          (f) Priority on Demand Registrations. If the managing underwriters give the Company and the holders of the Registrable Securities being registered a written opinion that the number

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of Registrable Securities requested to be included exceeds the number of securities that can be sold, the Company will include in the registration only the number of Registrable Securities that the underwriters believe can be sold. The number of securities registered will be allocated on a pro rata basis among the holders of Registrable Securities on the basis of the total number of Registrable Securities requested to be included in the registration.
          (g) Delay in Filing. The Company may delay the filing of the registration statement in connection with a Demand Registration for a period of not more than 120 calendar days upon the advice of the investment banker(s) and manager(s) that will administer the offering that a delay is necessary or appropriate under the circumstances to prevent a material adverse effect on the Company. The Company may not use this right to delay more than once during the term of this Agreement.
          (h) Limited Piggyback Right on Demand Registrations.
               (i) Whenever the holders of Registrable Securities demand a Demand Registration, the Company may notify in writing the other holders of securities of the same type as the Registrable Securities that are to be registered not later than the earlier to occur of (A) the fifth Business Day following the Company’s receipt of notice of exercise of the Demand Registration right or (B) 45 calendar days prior to the anticipated filing date.
               (ii) The Company may include in the Demand Registration securities of the same type and class to be sold for its own account or held by other holders, but only to the extent that the managing underwriters give the Company their written opinion that the total number or dollar amount of securities requested to be included can be sold. If the number or dollar amount of securities requested to be sold exceeds the amount that in the opinion of the managing underwriters can be sold, the Company will include in the registration: (A) first, up to all Registrable Securities (allocated on a pro rata basis among the holders of Registrable Securities on the basis of the total number of Registrable Securities requested to be included in the registration), (B) second, up to the full number or dollar amount of securities requested to be included for the account of the Company, and (C) third, up to the full number or dollar amount of securities requested to be included in the registration in excess of the number or dollar amount of Registrable Securities to be registered (allocated on a pro rata basis among the holders of the securities in such proportions as the Company and those holders may agree).
               (iii) The holders of securities (including the Company) other than Registrable Securities to be registered pursuant to this Section 3(h) will enter into the same agreement with the managing underwriters as do the holders of the Registrable Securities.
               (iv) If the Company registers any of its securities on its own behalf in a Demand Registration (in accordance with the provisions of this Section 3(h)), that Demand Registration will not count (i) toward the limit on Demand Registrations set forth in Section 3(b) or (ii) for the purpose of determining the number of Demand Registrations for which the Company is required under Section 3(h) to pay all Registration Expenses, and the Company will pay all of the Registration Expenses of that registration.
               (v) If any of the holders of any other securities of the Company register those securities in a Demand Registration in accordance with this Section 3(h), those holders will pay the fees and expenses of their counsel and their share on a pro rata basis of the Registration Expenses not paid by the Company for any reason.
     Section 4. Piggyback Registrations.
          (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8 or pursuant to a registration made on Form S-4, or any successor forms then in effect) at any time other than pursuant to a Demand Registration and the registration form to

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be used may be used for the registration of the Registrable Securities (a “Piggyback Registration”), it will so notify in writing all holders of Registrable Securities not later than the earlier to occur of (i) the fifth Business Day following the Company’s receipt of notice of exercise of other demand registration rights, or (ii) 30 calendar days prior to the anticipated filing date. Subject to the provisions of Sections 4(c) and (d), the Company will include in the Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion within 15 Business Days after the applicable holder’s receipt of the Company’s notice. The holders of Registrable Securities may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time before five Business Days prior to the effective date of the Piggyback Registration. If a Piggyback Registration is an underwritten offering effected under Section 4(c), all Persons whose securities are included in the Piggyback Registration must sell their securities on the same terms and conditions as apply to the securities being issued and sold by the Company. If a Piggyback Registration is an underwritten offering effected under Section 4(d), all Persons whose securities are included in the Piggyback Registration must sell their securities on the same terms and conditions as apply to the securities being sold by the Person(s) initiating the Piggyback Registration. A registration of Registrable Securities pursuant to this Section 4 will not be counted as a Demand Registration under Section 3.
          (b) Piggyback Expenses. The Company will pay all Registration Expenses in connection with each Piggyback Registration.
          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters give the Company their written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, the Company will include the securities in the registration in the following order of priority: (i) first, all securities the Company proposes to sell; (ii) second, up to the full number or dollar amount of Registrable Securities requested to be included in the registration (allocated on a pro rata basis among the holders of Registrable Securities on the basis of the dollar amount or number of Registrable Securities requested to be included); and (iii) third, any other securities (provided they are of the same class as the securities sold by the Company) requested to be included, allocated among the holders of securities in such proportions as the Company and those holders may agree.
          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters give the Company their written opinion that the dollar amount or number of securities requested to be included in the registration exceeds the dollar amount or number of securities that can be sold, the Company will include in the registration: (i) to the extent of 50% of the number or dollar amount of securities other than Registrable Securities that in the underwriter’s opinion can be sold, the securities requested to be included in the registration, allocated among the holders of those securities in such proportions as the Company and those holders may agree, and (ii) to the extent of the balance, the Registrable Securities requested to be included, allocated on a pro rata basis among the holders of Registrable Securities on the basis of the dollar amount or number of securities requested to be included. If after including all of the Registrable Securities the underwriters determine that there are additional securities that can be sold, then securities other than the foregoing may be added to the registration.
          (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Company will select the investment banker(s) and manager(s) that will administer the offering, as long as the investment banker(s) and manager(s) are reasonably satisfactory to the holders of a Majority of the Registrable Securities. The Company and the holders of Registrable Securities participating in the offering will enter into a customary underwriting agreement with the investment banker(s) and manager(s).

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          (f) Other Registrations. The Company agrees that after filing a registration statement with respect to Registrable Securities pursuant to Section 3 or this Section 4 that has not been withdrawn or abandoned, the Company will not register any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act, whether on its own behalf or at the request of any holder of those securities, until at least three months has elapsed from the effective date of the previous registration. This three-month hiatus does not apply to registrations of securities to be issued in connection with employee benefit plans, to permit exercise or conversions of previously issued options, warrants, or other convertible securities, or in connection with a Demand Registration.
     Section 5. Restrictions on Public Sale by the Company and Others. The Company agrees not to make any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, including a sale under Regulation D of the Securities Act or under any other exemption of the Securities Act (except as part of the underwritten registration or pursuant to registrations on Form S-8 or any successor form), during the seven days prior to and the 90 days after the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration unless the managing underwriters agree otherwise. The Company also agrees to use its reasonable best efforts to cause each holder of at least 5% (on a fully diluted basis) of its equity securities or any securities convertible into or exchangeable or exercisable for at least 5% (on a fully diluted basis) of its equity securities (other than Registrable Securities), purchased from the Company at any time on or after the date of this Agreement (other than in a registered public offering) to agree not to make any public sale or distribution of those securities, including a sale pursuant to Rule 144 of the Securities Act (except as part of the underwritten registration, if permitted), during the seven days prior to and the 90 days after the effective date of the registration unless the managing underwriters agree otherwise.
     Section 6. Registration Procedures.
          (a) Best Efforts. Whenever the holders of Registrable Securities request the registration of any Registrable Securities pursuant to this Agreement, the Company will use its reasonable best efforts to register and to permit the sale of the Registrable Securities in accordance with the intended method of disposition. To carry out this obligation, the Company will as expeditiously as possible:
     (i) prepare and file with the SEC, but in any event no later than 90 calendar days after receipt of a request to file a registration statement (subject to Section 3(g)), a registration statement on the appropriate form and use its best efforts to cause the registration statement to become effective. At least two Business Days before filing a registration statement or prospectus or any amendments or supplements thereto that covers Registrable Securities, the Company will furnish to the counsel of the holders of a Majority of the Registrable Securities being registered copies of all documents proposed to be filed for that counsel’s review and approval, which approval will not be unreasonably withheld or delayed;
     (ii) notify immediately each seller of Registrable Securities of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;
     (iii) prepare and file with the SEC such amendments and supplements to the registration statement and the corresponding prospectus necessary to keep the registration statement effective for 180 days or such shorter period as may be required to sell all Registrable Securities covered by the registration statement; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement during each period in accordance with the sellers’ intended methods of disposition as set forth in the registration statement;

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     (iv) furnish to each seller of Registrable Securities a sufficient number of copies of the registration statement, each amendment and supplement thereto (in each case including all exhibits), the corresponding prospectus (including each preliminary prospectus), and such other documents as seller may reasonably request to facilitate the disposition of the seller’s Registrable Securities;
     (v) use its best efforts to register or qualify the Registrable Securities under securities or blue sky laws of jurisdictions in the United States of America as any seller requests and will do any and all other acts and things that may be necessary or advisable to enable the seller to consummate the disposition of the seller’s Registrable Securities;
     (vi) use its best efforts to cause the Registrable Securities covered by the registration statement to be registered with or approved by those governmental agencies or authorities necessary to enable each seller to consummate the disposition of its Registrable Securities;
     (vii) notify each seller of Registrable Securities, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and will prepare a supplement or amendment to the prospectus or any such document incorporated therein by reference so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;
     (viii) cause all registered Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;
     (ix) provide an institutional transfer agent and registrar and a CUSIP number for all Registrable Securities on or before the effective date of the registration statement;
     (x) enter into such customary agreements (including an underwriting agreement in customary form) and take all other actions in connection with those agreements as the holders of the Registrable Securities being registered or the underwriters, if any, request to expedite or facilitate the disposition of the Registrable Securities;
     (xi) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant, or other agent of any seller or underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, and employees to supply all information requested by any seller, underwriter, attorney, accountant, or agent in connection with the registration statement; provided that an appropriate confidentiality agreement is executed by any seller, underwriter, attorney, accountant, or other agent;
     (xii) in connection with any underwritten offering, obtain a “cold comfort” letter from the Company’s independent public accountants in customary form and covering those matters customarily covered by “cold comfort” letters as the holders of the Registrable Securities being registered or the managing underwriters request (and the letter will be addressed to holders of the Registrable Securities);
     (xiii) furnish, at the request of any holder of Registrable Securities being registered, an opinion of the counsel representing the Company for the purposes of the registration, in the form and substance customarily given to underwriters in an

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underwritten public offering and satisfactory to the counsel representing the holders of Registrable Securities being registered, addressed to the underwriters, if any, and to the holders of Registrable Securities being registered; and
     (xiv) use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act and covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement.
          (b) Distribution of Securities. From time to time, the Company may require each seller of Registrable Securities subject to the registration to furnish to the Company information regarding the distribution of the securities subject to the registration.
          (c) Prospectus. Each holder of Registrable Securities agrees by acquisition of those securities that, upon receipt of any notice from the Company of any event of the kind described in Section 6(a)(vii), the holder will discontinue disposition of Registrable Securities until the holder receives copies of the supplemented or amended prospectus contemplated by Section 6(a)(vii). In addition, if the Company requests, the holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the holder’s possession, of the current prospectus covering the Registrable Securities at the time of receipt of the notice. If the Company gives any such notice, the time period mentioned in Section 6(a)(iii) will be extended by the number of days elapsing between the date of notice and the date that each seller receives the copies of the supplemented or amended prospectus contemplated by Section 6(a)(iii).
          (d) Duty to Provide Information. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, those holders will notify the Company, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that as to any holder of Registrable Securities is (i) to its respective knowledge, and (ii) uniquely within its respective knowledge, and (iii) solely as to matters concerning that holder of the Registrable Securities, as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading.
          (e) “Market Stand-Off” Agreement. Each Investor hereby agrees that during a period not to exceed 180 days and to the extent specified by the Company and an underwriter of Common Stock or other securities of the Company in connection with any Initial Public Offering of the Common Stock of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it will not, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during that period, except Common Stock included in the registration. Notwithstanding the foregoing:
     (i) the agreement provided by this Section will apply only to the first registration statement of the Company that covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and
     (ii) this Section will not be effective unless all officers and directors of the Company, each holder of greater than 1% of the Company’s Common Stock (on a fully converted basis), and all other Persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.
     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities (assuming exercise of all outstanding options, warrants, and convertible

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securities) of the Company held by each Investor (and the shares or securities of every other Person subject to the foregoing restriction) until the end of that period.
     Section 7. Registration Expenses.
          (a) Defined. All Registration Expenses incident to the Company’s performance of or compliance with this Agreement will be paid as provided in this Agreement. The term “Registration Expenses” means all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities pursuant to this Agreement, including (without limitation) all registration filing fees, professional fees, and other expenses of compliance with federal, state, and other securities laws (including fees and disbursements of counsel for the underwriters in connection with state or other securities law qualifications and registrations); printing expenses, messenger, telephone, and delivery expenses; fees and disbursements of counsel for the Company and for the sellers of the Registrable Securities (subject to the provisions of Section 7(b)); and fees and disbursements of all independent certified public accountants (including the expenses of any audit or “cold comfort” letters required by or incident to performance of the obligations contemplated by this Agreement).
          (b) Legal Fees and Expenses. In connection with each registration for which the Company is required to pay the Registration Expenses of the holders of Registrable Securities, the Company will directly pay the reasonable fees and disbursements of one law firm, selected by the holders of a Majority of the Registrable Securities participating in such registration, to serve as counsel to all the holders.
          (c) Expenses Not Covered. To the extent the Company is not required to pay Registration Expenses, each holder of securities included in any registration will pay those Registration Expenses allocable to the holders of securities so included, and any Registration Expenses not allocable will be borne by all sellers in proportion to the number of securities each registers.
     Section 8. Indemnification.
          (a) Indemnification by Company. To the full extent permitted by law, the Company agrees to indemnify each holder of Registrable Securities, its officers and directors, and each Person who controls the holder (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities, and expenses caused by any untrue or allegedly untrue statement of material fact contained in any registration statement, prospectus, or preliminary prospectus or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to the action or inaction of the Company in connection with any registration, qualification or compliance, except to the extent the untrue statement or omission resulted from information that the holder furnished in writing to the Company expressly for use therein or by the holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any purchaser after the Company has furnished the holder with a sufficient number of copies of the relevant documents. In connection with a firm or best efforts underwritten offering, to the extent required by the managing underwriters, the Company will indemnify the underwriters, their officers and directors, and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements.
          (b) Indemnification by Holders of Securities. In connection with any registration statement, each participating holder of Registrable Securities will furnish to the Company in writing the information and affidavits that the Company reasonably requests for use in connection with any registration statement or prospectus and each holder agrees to indemnify, to the extent permitted by law, the Company, its directors and officers, and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, liabilities and expenses resulting from any untrue or allegedly untrue statement of a material fact or any omission or alleged omission of a

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material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission is contained in or omitted from any information or affidavit the holder furnished in writing, or resulting from the holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any purchaser after the Company has furnished the holder with a sufficient number of copies of the relevant documents; provided, however, that the obligations of any holder of Registrable Securities hereunder will be limited to an amount equal to the proceeds to such holder of the sale of securities pursuant to the applicable registration statement as contemplated herein.
          (c) Indemnification Proceedings. Any Person entitled to indemnification under this Agreement will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) unless in the indemnified party’s reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term the claimant’s or plaintiff’s release of the indemnified party from all liability concerning the claim or litigation. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party will be obligated to pay the fees and expenses of additional counsel.
          (d) Contribution to Joint Liability. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling Person of any such holder, makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact this Section 8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling Person in circumstances for which indemnification is provided under this Section 8; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities that they may be subject to (after contribution to others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registered Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registered Securities offered by it pursuant to such registration statement; and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     Section 9. Rule 144 and Rule 144A; Company Obligations. If the Company files a registration statement pursuant to the requirements of the Securities Act or Section 12 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page 10

Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities reasonably may request, all to the extent required from time to time, to enable the holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act as amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to the holder a written statement as to whether it has complied with Rule 144 or any successor rule requirements. The Company also covenants that it will provide all such information and it will take such further action as any holder of Registrable Securities reasonably may request to enable the holder to sell Registrable Securities without registration under the Securities Act within the limitation of Rule 144A under the Securities Act, as amended from time to time, or any successor rule requirements.
     Section 10. Participation in Underwritten Registrations. No Person may participate in any underwritten registration without (a) agreeing to sell securities on the basis provided in underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (the holders of the Registrable Securities in a Demand Registration pursuant to Section 3(d) and the Company in a Piggyback Registration pursuant to Section 4(e)), and (b) completing and executing all questionnaires, powers of attorneys, indemnities, underwriting agreements and other documents required by the underwriting arrangements.
     Section 11. Miscellaneous.
          (a) Adjustments Affecting Securities. The Company will not take any action, or permit any change to occur, with respect to the Registrable Securities that would affect adversely the ability of the holders to include those securities in a registration undertaken pursuant to this Agreement or the marketability of the Registrable Securities in any registration.
          (b) Amendment. This Agreement may be amended or modified only by a written agreement executed by the Company and the holders of (i) at least 66.67% of the then issued and outstanding Series A Preferred Stock and (ii) the holders of at least 66.67% of the then issued and outstanding Series B and Series C Preferred Stock (taken together as a single class on an as-if converted to Common Stock basis).
          (c) Attorneys’ Fees. In any legal action or proceeding brought to enforce any provision of this Agreement, the prevailing party will be entitled to recover all reasonable expenses, charges, court costs, and attorneys’ fees in addition to any other available remedy at law or in equity.
          (d) Benefit of Parties; Assignability. All of the terms and provisions of this Agreement will be binding upon and inure to the benefit of the parties and their respective successors and assigns, including without limitation all subsequent holders of securities entitled to the benefits of this Agreement who agree in writing to become bound by the terms of this Agreement; provided, however, the Company may not delegate its responsibilities or assign its rights under this Agreement without the prior written consent of the holders of at least 66.67% of the then issued and outstanding shares of Preferred Stock, voting separately as a series.
          (e) Cooperation. The parties agree that after execution of this Agreement they will from time to time, upon the request of any other party and without other consideration, execute, acknowledge, and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.
          (f) Cumulative Remedies and Survival. The rights and remedies specified in this Agreement will not be exclusive of any other right or remedy and are cumulative and in addition to every other right or remedy now or hereafter existing at law or in equity or by statute or otherwise that may be available to the Investors.

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page 11

          (g) Counterparts. This Agreement may be executed by facsimile signature and simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
          (h) Entire Agreement. This Agreement, the Stock Purchase Agreement, the 2006 Purchase Agreement, the 2003 Purchase Agreement, the Exchange Agreement and the Amended and Restated Voting and Co-Sale Agreement, dated of even date herewith among the Company, the Investors, and certain of the Company’s other stockholders (“Voting and Co-Sale Agreement”) contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no representations, promises, warranties, covenants, or undertakings other than those expressly set forth or provided for herein and therein. This Agreement and the Voting and Co-Sale Agreement supersede all prior agreements and understandings among the parties with respect to the transactions contemplated herein and therein. Without limiting the foregoing, this Agreement amends, supersedes and restates in its entirety the 2003 Registration Rights Agreement.
          (i) Governing Law. The internal laws of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. Delaware law also will govern the interpretation, construction, and enforcement of this Agreement and all transactions and agreements contemplated hereby, notwithstanding any state’s choice of law rules to the contrary.
          (j) Interpretation. The terms and conditions of this Agreement represent the results of bargaining and negotiations among the parties, each of which has the opportunity to be represented by counsel of its own selection, and none of which has acted under duress or compulsion, whether legal, economic or otherwise, and represent the results of a combined draftsmanship effort. Consequently, the terms and conditions hereof will be interpreted and construed in accordance with their usual and customary meanings and the parties hereby expressly waive and disclaim in connection with the interpretation and construction hereof any rule of law or procedures requiring otherwise, specifically including but not limited to any rule of law to the effect that ambiguous or conflicting terms or conditions contained herein will be interpreted or construed against the party whose counsel prepared this Agreement or any earlier draft hereof.
          (k) Listing. If the Common Stock is listed for trading on any national securities exchange, that listing will include all of the Registrable Securities (to the extent permitted by the rules of the exchange).
          (l) No Inconsistent Agreements. Except with the prior written consent of the holders of at least a majority of the then issued and outstanding shares of Series A Preferred Stock, the holders of at least a majority of the then issued and outstanding shares of Series B Preferred Stock, each considered separately as a series, and the holders of at least a majority of the then issued and outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a class, the Company will not enter into any agreement with respect to its securities that will grant to any Person registration rights that are senior to, are in conflict with, or will interfere with the practical realization of the rights provided under this Agreement except as disclosed on Schedule 3.2 to the Stock Purchase Agreement.
          (m) Notices. All notices, requests, demands, or other communications that are required or may be given pursuant to the terms of this Agreement will be in writing and delivery will be deemed sufficient in all respects and to have been duly given on the date of service if delivered personally by overnight courier or by facsimile transmission if receipt is confirmed to the party to whom notice is to be given, or on the third day after mailing if mailed by first-class mail, return receipt requested, postage prepaid, and properly addressed to the most recent respective address set forth in the 2003 Purchase Agreement, the Exchange Agreement, the 2006 Purchase Agreement or the Stock Purchase Agreement or to such other addresses as the respective parties hereto may from time to time designate to the others in writing.

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page 12

          (n) Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, that provision will be ineffective only to the extent of the prohibition or invalidity, without invalidating the remainder of this Agreement.
          (o) Specific Performance. Each of the parties agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity the parties and their successors and assigns will be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement.
          (p) Table of Contents and Captions. The table of contents and captions of the sections and subsections of this Agreement are solely for convenient reference and will not be deemed to affect the meaning or interpretation of any provision of this Agreement.
          (q) Waiver of Breach. Neither any waiver of any breach of, nor any failure to enforce any term or condition of, this Agreement will operate as a waiver of any other breach of any term or condition, nor constitute nor be deemed a waiver or release of any other rights, in law or at equity, or claims that any party may have against any other party for anything arising out of, connected with, or based upon this Agreement. No waiver will be enforceable against any party hereto unless set forth in a written instrument or agreement signed by that party. No waiver will be deemed to occur as a result of the failure of any party to enforce any term or condition of this Agreement.
          (r) Additional Parties. Upon approval by the Company’s board of directors, any holder of the Company’s capital stock or rights, warrants, or options to purchase the Company’s capital stock, may become a party to this Agreement as an “Investor.” A holder of the Company’s capital stock or rights, warrants, or options to purchase the Company’s capital stock shall become a party to this Agreement following approval of the Company’s board of directors upon such holder’s execution and proper delivery to the Company of a Notice of Adoption in substantially the form attached hereto as Exhibit B and Exhibit A to this Agreement shall be automatically amended to add such holder.
[The remainder of this page is intentionally left blank — signature pages follow]

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page 13

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

COMPANY:	SPS COMMERCE, INC.

	By:	/s/ Archie C. Black
Archie C. Black
Chief Executive Officer

INVESTORS:	ABN AMRO CAPITAL (USA), INC.

By:

Name:

Its:

THE STEVEN ADDIS TRUST U/D/T 7/28/92

By:

Steven Addis
Trustee

ALLENWOOD VENTURES, INC.

By:

Name:

Its:

AXIOM VENTURE PARTNERS II LIMITED PARTNERSHIP

	By:	/s/ Alan Mendelson

Alan Mendelson
General Partner
/s/ Barry M. Bloom

Barry M. Bloom

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page A-1

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

BVCF IV, L.P.
By:	J.W. Puth Associates LLC, its General Partner
By:	Brinson Venture Management LLC, its Attorney-in-Fact
By:	Adams Street Partners, LLC, as its Administrative
Member

By:	/s/ Jeffrey T. Diehl
Jeffrey T. Diehl
Partner

CID EQUITY CAPITAL V, L.P.
By:	CID Equity Partners V, as General Partner

By:	/s/ John C. Aplin

John C. Aplin
General Partner

CID MEZZANINE CAPITAL, L.P.
By:	CID Mezzanine Partners, L.P., as General Partner

By:	/s/ John C. Aplin

John C. Aplin
General Partner
/s/ Molly Joel Coye

Molly Joel Coye

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page 2

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

DAMAC INVESTORS, INC.

By:

Name:

Its:

DAMAC TECHNOLOGY PARTNERS, L.P.

By:

Name:

Its:

GTG DAMAC PARTNERS, LP

By:

Name:

Its:

Thomas Domencich

GRANITE PRIVATE EQUITY II, LLC

By:
Daren J. Wells
Vice President

ML PARTNERS

By:

Name:

Its:

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page 3

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

PACIFIC CAPITAL VENTURES, LLC

By:	/s/ Roy L. Wickland

Roy L. Wickland
Member

JAMIT LLC

By:

Roy L. Wickland
Member

PV SECURITIES CORP.

By:

Name:

Its:

RONALD P. KARLSBERG, TTEE FBO R.P.
KARLSBERG CARDIOVASCULAR MEDICAL
GROUP OF SOUTHERN CALIFORNIA 401K
PROFIT SHARING PLAN DTD 1/1/1989

By:	/s/ Ronald P. Karlsberg
Ronald P. Karlsberg
Trustee

RIVER CITIES CAPITAL FUND II LIMITED PARTNERSHIP
By: Mayson, Inc.
Its: General Partner

By:	/s/ Edwin T. Robinson

Name:	Edwin T. Robinson

Its:	President

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page 4

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

/s/ Casimir Skrzypcak

Casimir Skrzypcak

ST. PAUL VENTURE CAPITAL AFFILIATES FUND I, LLC
By: St. Paul Venture Capital, Inc.
Its: Manager

By:	/s/ Michael B. Gorman
Michael B. Gorman
Executive Vice President

ST. PAUL VENTURE CAPITAL IV, LLC

By:	/s/ Michael B. Gorman

Michael B. Gorman
Managing Member

ST. PAUL VENTURE CAPITAL V, LLC

By:	/s/ Michael B. Gorman

Michael B. Gorman
Managing Member

ST. PAUL VENTURE CAPITAL VI, LLC
By: SPVC Management VI, LLC
Its: Managing Member

By:	/s/ Michael B. Gorman

Michael B. Gorman
Managing Director

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page 5

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

SVOBODA, COLLINS & COMPANY, L.P.
By: Svoboda, Collins L.L.C.
Its: General Partner

By:
Maneesh A. Gandhi
Analyst

SVOBODA, COLLINS & COMPANY Q.P., L.P.
By: Svoboda, Collins L.L.C.
Its: General Partner

By:

Maneesh A. Gandhi
Analyst

TENX VENTURE PARTNERS, LLC

By:

Name:

Its:

ZAFA LLC

By:

Name:

Its:

RIVER CITIES SBIC III, L.P.
By: RCCF Management Inc.
Its: General Partner

By:	/s/ Edwin T. Robinson

Name:	Edwin T. Robinson

Its:	President

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page 6

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

SVOCO, L.P.
By: SvoCo, G.P.
Its: General Partner
By: SvoCo, Inc.
Its: Managing General Partner

By:
John Svoboda
President

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page 7

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

STOCKHOLDERS:	Gary Anderson

Roger Anderson

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page A-8

EXHIBIT A
INVESTORS
Steven Addis Trust U/D/T 7/28/92
Allenwood Ventures, Inc.
Axiom Venture Partners II Limited Partnership
Barry Bloom
BVCF IV, LP
CID Equity Capital V, L.P.
CID Mezzanine Capital, L.P.
Molly Joel Coye
Damac Investors, Inc.
Damac Technology Partners, LP
Thomas Domencich
Granite Private Equity II, LLC
GTG Damac Partners, LP
JAMIT, LLC
Ronald Karlsberg
Ronald Karlsberg, TTEE**
ML Partners
Pacific Capital Ventures, LLC
PV Securities Corp.
River Cities Capital Fund II Limited Partnership
River Cities SBIC III, L.P.
Casimir Skrzypczak
St. Paul Venture Capital Affiliates Fund I, L.L.C.
St. Paul Venture Capital IV, L.L.C.
St. Paul Venture Capital V, LLC
St. Paul Venture Capital VI, L.L.C.
Svoboda, Collins & Company Q.P., L.P.
Svoboda, Collins & Company, L.P.
TenX Venture Partners, LLC
ZAFA LLC
BlueCrest Strategic Limited

**	Ronald P. Karlsberg, TTEE FBO R.P. Karlsberg Cardiovascular Medical Group of Southern California 401K, profit sharing plan, DTD 1/1/1989
STOCKHOLDERS
Gary Anderson
Roger Anderson

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page A-1

EXHIBIT B
NOTICE OF ADOPTION
(Registration Rights Agreement)
          This Notice of Adoption (“Adoption Notice”) is executed by the undersigned (the “Adopting Party”) pursuant to the terms of that certain Amended and Restated Registration Rights Agreement dated as of April 10, 2007, as may be amended from time to time (the “Agreement”), by and among SPS Commerce, Inc., a Delaware corporation, and the other parties thereto. Capitalized terms used but not defined herein will have the respective meanings ascribed to such terms in the Agreement. By the execution and delivery of this Adoption Notice, the Adopting Party agrees as follows:
          1. Acknowledgment. Adopting Party acknowledges that Adopting Party is purchasing the shares of the Company’s capital stock set forth below (the “Shares”).
          2. Agreement. Adopting Party: (i) agrees that the Shares acquired by Adopting Party will be bound by and subject to the terms of the Agreement; and (ii) hereby adopts the Agreement with the same force and effect as if Adopting Party were originally an “Investor.”
          3. Notice. Any notice required or permitted by the Agreement will be given to Adopting Party at the address or facsimile listed beside Adopting Party’s signature below.
          IN WITNESS WHEREOF, the Adopting Party has caused this Notice of Adoption to be executed by its duly authorized representative as of the date first written below.

Shares Purchased:

Class of Stock:	Printed Name of Adopting Party

Date:

Signature

Address

Facsimile: ( )	Printed Name and Title of Authorized Signatory of Adopting Party

SPS Registration Rights Agreement [Amended and Restated April 2007]	Page B-1

SPS COMMERCE, INC.
Amendment No. 1 to Registration Rights Agreement
     This Amendment No. 1 (this “Amendment”) to the Registration Rights Agreement by and among SPS Commerce, Inc., a Delaware corporation (the “Company”), and the parties listed therein dated as of April 10, 2007 (the “Agreement”) is effective as of May 5, 2011. Capitalized terms used but not defined in this Amendment have the meanings given to those terms in the Agreement.
Recitals
     A. The Company entered into in the Agreement with the Investors who held shares of the Company’s previously outstanding Preferred Stock in connection with the Company’s issuance of the Series C Preferred Stock.
     B. In connection with the Company’s initial public offering, all of the Preferred Stock converted into Common Stock (the “Conversion”) and the Common Stock began trading on the Nasdaq Global Market.
     C. To facilitate the financing of the Company as a publicly-traded company, the undersigned, constituting (i) the Company and (ii) the Persons who held at least 66.67% of the issued and outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock at the time of Conversion desire to amend the Agreement as set forth below.
Agreement
     Now, therefore, for good and valuable consideration, the undersigned hereby agree as follows:
     1. The following is added as Section 11(s) of the Agreement:
     “(s) Termination of Registration Rights. The right of any Investor to be notified of or request registration or inclusion of Registrable Securities in any registration pursuant to Section 3 or Section 4 shall terminate upon the earlier of such time as Rule 144 under the Securities Act or another similar exemption under the Securities Act is available for the sale of all of such Investor’s shares without limitation during a three-month period without registration.”
     2. Section 11(b) of the Agreement is amended and restated to read in its entirety as follows:
     “(b) Amendments; Waivers. This Agreement may be amended or modified and the observance of any term or condition of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only by a written agreement executed by the Company and the holders of at least 66.67% of the Common Stock issued upon conversion of the Preferred Stock that have not been previously sold and are not able to be sold pursuant to Rule 144 under the Securities Act or another similar exemption under the Securities Act without limitation during a three-month period without registration.”
     3. Section 11(d) of the Agreement is amended and restated to read in its entirety as follows:
     “(d) Benefit of Parties; Assignability. All of the terms and provisions of this Agreement will be binding upon and inure to the benefit of the parties and their respective successors and assigns, including without limitation all subsequent holders of securities entitled to the benefits of this Agreement who agree in writing to become bound by the terms of this Agreement within two business days after first becoming a holder of securities entitled to the benefits of this Agreement; provided, however, the Company may not delegate its responsibilities or assign its rights under this Agreement

Amendment of Registration Rights Agreement	Page 1

without the prior written consent of the holders of at least 66.67% of the Common Stock issued upon conversion of the Preferred Stock.”
     4. Except as expressly provided herein, no further amendments to the Agreement are provided hereby.
     5. The validity, meaning and effect of this instrument will be determined, construed and enforced in accordance with the laws of the State of Delaware, without regard to conflict of laws principles of any other state.
     6. This instrument may be executed by facsimile signature and in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.
[Remainder of page left intentionally blank — signature pages follow]

Amendment of Registration Rights Agreement	Page 2

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

SPS COMMERCE, INC.
By:	/s/ Kimberly K. Nelson
Kimberly K. Nelson
Chief Financial Officer

Amendment of Registration Rights Agreement	Signature Page

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

CID EQUITY FUND V LIQUIDATING TRUST CID EQUITY PARTNERS V, as Trustee By: Aplin Partners, LLC, as General Partner
By:	/s/ John C. Aplin
John C. Aplin
Sole Member

CID MEZZANINE CAPITAL, L.P. By: CID Mezzanine Partners, L.P., as General Partner
By:	/s/ John C. Aplin
John C. Aplin
General Partner

Amendment of Registration Rights Agreement	Signature Page

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

BVCF IV, L.P. By: Adams Street Partners, LLC, as General Partner
By:	/s/ Jeffrey T. Diehl
Jeffrey T. Diehl
Partner

Amendment of Registration Rights Agreement	Signature Page

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

SPVC IV, LLC
By:	/s/ Michael B. Gorman
Michael B. Gorman
Managing Member

SPVC V, LLC
By:	/s/ Michael B. Gorman
Michael B. Gorman
Managing Member

SPVC VI, LLC By: SPVC Management VI, LLC, its Managing Member
By:	/s/ Michael B. Gorman
Michael B. Gorman
Managing Director

SPVC AFFILIATES FUND I, LLC By: Split Rock Partners, LLC Its: Co-Manager
By:	/s/ Michael B. Gorman
Michael B. Gorman
Managing Director

Amendment of Registration Rights Agreement	Signature Page

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

RIVER CITIES CAPITAL FUND II LIMITED PARTNERSHIP By: River Cities Management II, L.P. Its: General Partner By: Mayson II, Inc. Its: General Partner
By:	/s/ Edwin T. Robinson
Edwin T. Robinson
President

RIVER CITIES SBIC III, L.P. By: RCCF Management Inc. Its: General Partner
By:	/s/ Edwin T. Robinson
Edwin T. Robinson
President

Amendment of Registration Rights Agreement	Signature Page

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

THE STEVEN ADDIS TRUST U/D/T 7/28/92
By:	/s/ Steven Addis
Steven Addis
Trustee

ALLENWOOD VENTURES, INC.
By:
Name:
Its:

AXIOM VENTURE PARTNERS II LIMITED PARTNERSHIP
By:	/s/ Alan Mendelson
	Name:	Alan Mendelson
Its: General Partner

Barry M. Bloom

Molly Joel Coye

Amendment of Registration Rights Agreement	Signature Page

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

/s/ Ronald Karlsberg
Ronald Karlsberg

R.P. KARLSBERG CARDIOVASCULAR MEDICAL GROUP OF SOUTHERN CALIFORNIA 401(K) PROFIT SHARING PLAN DTD 1/1/1989
By:	/s/ Ronald Karlsberg
Ronald Karlsberg. Trustee

Martin Leibowitz

PACIFIC CAPITAL VENTURES, LLC
By:
Name:
Its:

PV SECURITIES CORP.
By:
Name:
Its:

/s/ Casimir Skrzypczak
Casimir Skrzypczak

Amendment of Registration Rights Agreement	Signature Page

     IN WITNESS WHEREOF, the parties have caused this instrument to be effective as of the date first written above.

SVOBODA, COLLINS & COMPANY Q.P., L.P.
By:	/s/ John A. Svoboda
	Name:	John A. Svoboda
Its: Sr. Managing Director

SVOBODA, COLLINS & COMPANY, L.P.
By:	/s/ John A. Svoboda
	Name:	John A. Svoboda
Its: Sr. Managing Director

TENX VENTURE PARTNERS, LLC
By:
Name:
Its:

ZAFA LLC
By:	/s/ Henry Zachs
	Name:	Henry Zachs
Its: Managing Partner

BLUECREST STRATEGIC LIMITED
By:
Name:
Its:

Amendment of Registration Rights Agreement	Signature Page